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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              February 8, 2001
                                                            --------------------

                              LANDSTAR SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                    021238                      06-1313069
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   (State or other               (Commission                   (IRS Employer
   jurisdiction of               File Number)               Identification No.)
   incorporation)



13410 Sutton Park Drive South, Jacksonville, Florida                 32224
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code              (904) 390-1234
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                                 Not Applicable
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         (Former name or former address, if changed since last report).


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ITEM 5.           OTHER EVENTS.
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         On February 8, 2001, the Company held a conference call to discuss its
2000 fiscal results and other current matters.

         During the conference call, the Company indicated that it had become aware that there have been market rumors recently concerning a possible strategic transaction involving the Company. The Company stated that it was not considering any strategic transaction at this time. The Company also noted that, consistent with its longstanding policy, it did not intend to have any further comments concerning any market rumors, and specifically disclaimed any duty to update investors concerning any market rumors.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               LANDSTAR SYSTEM, INC.



Date:  February 8, 2001                        /s/ Henry H. Gerkens
                                               ----------------------------
                                               Henry H. Gerkens
                                               Executive Vice President and
                                               Chief Financial Officer;
                                               Principal Financial Officer



Date:  February 8, 2001                        /s/ Robert C. LaRose
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                                               Robert C. LaRose
                                               Vice President Finance and
                                               Treasurer;
                                               Principal Accounting Officer




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